EXHIBIT 10.62

SUPPLEMENTAL INDENTURE TO
INDENTURE DATED AS OF SEPTEMBER 14, 2004
BETWEEN
INTERPOOL, INC.
AND
U.S. BANK NATIONAL ASSOCIATION

        SUPPLEMENTAL INDENTURE dated as of December 16, 2005 (this “Supplemental Indenture”), by and between INTERPOOL, INC., a Delaware corporation (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a nationally chartered banking association, in its capacity as Trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH:

        WHEREAS, the Company and the Trustee are parties to an Indenture dated as of September 14, 2004 (the “Indenture”) under which the Company’s 6.00% Senior Notes Due 2014 (collectively, the “Notes’ are issued and outstanding;

        WHEREAS, pursuant to Section 10.2 of the Indenture, the Company has received the written consent of holders of Notes representing a majority in aggregate principal amount of the outstanding Notes to make certain amendments to the Indenture, and in accordance therewith, the parties desire to amend the Indenture as herein provided; and

        WHEREAS, all conditions precedent and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been complied with, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

        NOW THEREFORE, in consideration of the premises and intending to be legally bound hereby, it is agreed, for the benefit of all holders of the Notes, as follows:

SECTION 1. AMENDMENT TO INDENTURE

    (a)         Section 1.1 of the Indenture is hereby amended, effective as of the Effective Date (as defined below), by inserting the following new definition in proper alphabetical order:

“December 2005 Fortis/DVB Credit Agretments” means, collectively, (i) the Credit Agreement being entered into during December 2005 among Interpool Container Funding II, SRL, the Company, certain lenders named therein and Fortis Bank (Nederland) N. V., as administrative agent for such lenders, and {ii) the Credit Agreement being entered into during December 2005 among Interpool Containers Limited, Interpool Limited, the Company, certain lenders named therein and DVB Bank N.V., as administrative agent for such lenders, and (iii) any other agreements with FortisBank (Nederland) N.V. and/or DVB Bank executed concurrently with, and in connection with, either of the Credit Agreements referred to in the preceding clauses (i) and (ii).

    (b)         Section 4.8(b) of the Indenture is hereby amended by deleting clause (15) of such Section and inserting the following in lieu thereof

(15) the December 2005 Fortis/DVB Credit Agreements; and

(16) any agreement, amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (1) through (14) or in this clause (16), provided that the terms and conditions of any such encumbrances or restrictions are not materially more restrictive taken as a whole than those under or pursuant to the agreement, amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing evidencing the Funded Debt so extended, renewed, refinanced or replaced.

SECTION 2. EFFECT ON INDENTURE

    (a)         The Amendments set forth in Section 1 above shall take effect concurrently with the execution, delivery and effectiveness of the December 2005 Fortis/DVB Credit Agreements (as defined above). If the December 2005 FortisJDVB Credit Agreements do not become effective on or before December 31, 2005, this Supplemental Indenture shall have no further effect.

    (b)         From and after the Effective Date, each reference in the Indenture to “this Indenture”, “herein”, “hereof’, “hereunder” or words of similar import, shall mean and be a reference to the Indenture as amended hereby.

    (c)         Except as specifically amended above in connection herewith, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

    (d)         The execution, delivery and effectiveness of this Supplemental Indenture shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes or the Trustee under the Indenture or any document executed in connection therewith.

SECTION 3. GOVERNING LAW

        THIS SUPPLEMENTAL INDENTURE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 4. COUNTERPARTS

        This Supplemental Indenture may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

        IN WTTNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above writteat.

INTERPOOL, INC. By________________________________ Title_______________________________

[Seal] Attest:__________________________________ Secretary

U.S. BANK NATIONAL ASSOCIATION By________________________________ Title_______________________________